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                                                                  EXHIBIT 10.13


                            FOURTH AMENDMENT TO LEASE



LESSOR:           OLD KENDALL PROPERTY LLC

LESSEE:           CAMBRIDGE NEUROSCIENCE INC.

DATE OF LEASE:    JULY 16, 1992;
                  FIRST AMENDMENT DATED SEPTEMBER 22, 1992;
                  SECOND AMENDMENT DATED SEPTEMBER 22, 1993;
                  THIRD AMENDMENT DATED MARCH 11, 1996.

PREMISES:         ONE KENDALL SQUARE - BLDG. 650 AND BLDG. 700.



In consideration of Ten ($10.00) Dollars and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the above-described lease is hereby amended effective June 1, 1997 as follows:


1.   TERM.

     The term of the lease shall be extended through July 31, 2000.


2.   RENT.

     Effective January 1, 1998, the Base Rent on the Leased Premises shall be adjusted as follows:

     Commencing on July 1, 1998, LESSEE agrees to pay Base Rent on the Leased Premises as follows:

          (i) $1,109,790.000 per annum ($28.50 per RSF times 38,940 RSF), (or
          $92,482.50 monthly); plus

          (ii) The annual fair rental value as reasonably determined by LESSOR of LESSEE's parking spaces used in the OKS Garage ("Garage Parking").

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                                                                  EXHIBIT 10.13

3.   COMPLETION OF IMPROVEMENTS.

     The Leased Premises shall be delivered to LESSEE in their current "As is" condition.


4.   BROKER.

     The LESSOR and LESSEE each represent and warrant to the other that each has had no dealings with any Brokers concerning this Third Amendment to Lease, except ROBERT A. JONES & COMPANY and FALLON, HINES & O'CONNOR and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty. LESSOR agrees to pay any commission due to LESSEE's broker.


5.   OPTION TO EXPAND.

     On or before December 31, 1997, LESSOR shall notify LESSEE whether or not the Digital Equipment Corporation space ("Digital Space") containing 31,747 rentable square feet on the second floor of Buildings 600/650/700 will become available on May 1, 1998. If LESSOR notifies LESSEE that the space will be available for lease and if LESSEE is not then in default under this lease beyond applicable notice, grace and cure periods, LESSEE shall have the option upon written notice to LESSOR within ten (10) days of the above availability notice to notify LESSOR that it will occupy the Digital Space on the terms and conditions provided below. If LESSEE does not exercise its option to take the Digital Space, all rights to said space shall cease. If LESSEE does elect to occupy the Digital Space, the initial term shall be coterminous with this fourth amendment through July 31, 2000. The Digital Space shall be delivered in its "as is" condition. Thirty (30) days after delivery of the Digital Space to LESSEE, LESSEE shall vacate and cease being obligated for any rent on all of its current first floor space (11,642 RSF) in Bldg. 700. At that same time, Base Rent pursuant to paragraph 2(i) above shall be changed to: $1,515,451.50 per annum (representing $34.00 per RSF times 27,298 RSF plus $18.50 per RSF times 31,747
RSF), or $126,287.63 monthly. LESSEE shall be responsible for its pro rata share of CAO costs and Real Estate Taxes for the Lot and Building on the Digital Space. Upon occupancy of the Digital Space and the return of the first floor Bldg. 700 space, LESSEE's (on 59,045 RSF) proportionate Lot share shall be 9.67% and its Proportionate Building share shall be 26.19%.


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                                                                  EXHIBIT 10.13

     6.   OPTION TO EXTEND LEASE FIVE (5) YEARS FROM AUGUST 1, 2000.

     If the LESSEE is not then in default beyond applicable notice, grace and cure periods, LESSOR does hereby grant to LESSEE the option to extend this Lease for one (1) additional five- (5) year term, commencing on the expiration of the term of this amendment (July 31, 2000) upon the same terms and conditions as herein contained except the annual Base Rent set forth in Paragraph 4 hereof shall be at the rate set forth below. The option shall be exercised by written notice from LESSEE and received by LESSOR on or before July 31, 1999. The annual rent for the Extended Term shall be adjusted at the commencement of the Extended Term and shall be as set forth below.

     In the event the LESSEE has decided not to occupy the Digital Space pursuant to Paragraph 5 above, the Base Rent shall be $1,002,705 per annum (representing $25.75 per RSF times 38,940 RSF), or $83,558.75 monthly. The space will be delivered in its "as is" condition.

     In the event the LESSEE has elected to occupy the Digital Space pursuant to Paragraph 5 above, the Base Rent for Years 1 and 2 shall be $1,399,307.50 per annum (representing $23.50 per RSF times 59,545 RSF) and for Years 3 through 5 shall be $1,458,852.50 per annum (representing $24.50 per RSF times 59,545 RSF). LESSOR shall provide a $317,470 tenant improvement allowance to LESSEE for work on the Digital Space, all work subject to LESSOR's reasonable approval.

     7.   ADDITIONAL OPTIONS TO EXTEND.

     If the LESSEE is not then in default beyond applicable notice, grace and cure periods, and if LESSEE has previously exercised its option under Paragraph 6 above, LESSOR does hereby grant to LESSEE the option to extend this Lease for two (2) additional five- (5) year terms, commencing on the expiration of the Option Term per Paragraph 6 above upon the same terms and conditions as herein contained except the annual Base Rent set forth in Paragraph 4 hereof shall be at the rate set forth below. The option shall be exercised by written notice from LESSEE and received by LESSOR at least eight (8) months prior to the expiration of the prior term. The annual rent for the Extended Terms shall be adjusted at the commencement of each Extended Term and shall be at fair market value as determined below.

     Fair market value shall mean the then prevailing rents and charges for comparable rental properties in Cambridge, Massachusetts, taking into account the then condition of the Leased Premises. Within 30 days after LESSEE exercises its option to extend, LESSOR shall notify LESSEE in writing of LESSOR'S determination of the market rate ("LESSOR'S Rental Notice"). Upon LESSEE'S receipt of LESSOR's Rental Notice, LESSEE may elect to nullify its exercise of the option to extend by giving LESSOR written notice of such nullification within ten (10) days after receipt of LESSOR'S Rental Notice; upon the giving of such nullification notice,

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                                                                  EXHIBIT 10.13

this lease shall automatically terminate as of the originally scheduled expiration date of the initial Term and LESSEE shall have no right to extend the term. If LESSEE has not so nullified its exercise of the extension option and within thirty (30) days after the LESSEE has receive the LESSOR'S Rental Notice, the parties cannot agree upon the market rate, then the market rate shall be submitted to arbitration as follows: market rate shall be determined by impartial arbitrators (who shall be qualified real estate appraisers or brokers dealing with like types of properties), one to be chosen by the LESSOR, one to be chosen by the LESSEE, and a third to be selected, if necessary as below provided. The unanimous written decision of the two first chosen (without selection and participation of the third arbitrator), or otherwise the written decision of a majority of the three arbitrators chosen and selected as aforesaid, shall be conclusive and binding upon LESSOR and LESSEE. LESSOR and LESSEE shall each notify the other of its chosen arbitrator within ten (10) days following the call for arbitration and, unless such arbitrators shall have reached an unanimous decision within thirty (30) days after their designation, they shall so notify the then President of the Greater Boston Real Estate Board and request him to select an impartial third arbitrator to determine the market rate as herein defined. Such third arbitrator and the first two chosen shall render their decision within thirty (30) days following the date of appointment of the third arbitrator and shall notify LESSOR and LESSEE thereof. LESSOR and LESSEE shall share (50/50) all expenses of arbitration, regardless of the outcome of arbitration. If the dispute between the parties as to a market rate has not been resolved before the commencement date of LESSEE'S obligations to pay Annual Rent based upon such market rate, LESSEE shall pay Annual Rent under the Lease based upon the market rate designated by a LESSOR until either (i) agreement of the parties as to the market rate, or (ii) decision of the arbitrators, as the case may be, at which time LESSEE shall promptly pay any underpayment of Annual Rent to LESSOR , or LESSOR shall credit the overpayment of Annual Rent against the next installment of rental or other charges due to LESSOR hereunder.

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                                                                 EXHIBIT 10.13

     Except as herein expressly amended, the above-captioned Lease shall remain unaltered, in full force and effect, and is hereby reaffirmed.


     WITNESS our hands and seals this 17th day of June 1997.


LESSOR:
OLD KENDALL PROPERTY LLC



BY  /S/ ALLAN R. JONES                                /S/ TINA BORGES-DRUTH
  ----------------------------------------            ------------------------
    NAME:    ALLAN R. JONES                           WITNESS
    OFFICE:  PRESIDENT OF KENDALL F.A. INC.,
             MANAGING MEMBER
             HEREUNTO DULY AUTHORIZED




LESSEE
CAMBRIDGE NEUROSCIENCE, INC.



BY  /S/ ELKAN R. GAMZU                                /S/ ROSS S. GIBSON
  ----------------------------------------            ------------------------
    NAME:                                             WITNESS
    OFFICE:  PRESIDENT
             HEREUNTO DULY AUTHORIZED




BY  /S/ HARRY W. WILCOX                               /S/ ROSS S. GIBSON
  ----------------------------------------            ------------------------
    NAME:                                             WITNESS
    OFFICE: TREASURER
            HEREUNTO DULY AUTHORIZED




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